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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                  -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)
                                 JUNE 17, 1997

                          HCC INSURANCE HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   STATE OR OTHER               COMMISSION               IRS EMPLOYER
   JURISDICTION                 FILE NUMBER:             IDENTIFICATION
   OF INCORPORATION:                                     NUMBER:

   DELAWARE                     0-20766                  NO. 76-0336636

                            13403 NORTHWEST FREEWAY
                           HOUSTON, TEXAS  77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         At a Special Meeting of the shareholders held on June 17, 1997, the shareholders of HCC Insurance Holdings, Inc. (the "Registrant") approved the Registrant's merger of AVEMCO Corporation ("AVEMCO") into the Registrant's wholly-owned subsidiary and the exchange of 9,119,412 shares of the Registrant's Common Stock, $1.00 par value per share, on a one-for-one basis, for shares of AVEMCO issued and outstanding or issuable upon exercise of outstanding stock options. At such Special Meeting, the vote of the
shareholders was:   26,921,316 For; 30,617 Against; and 36,094 Abstain.  The
merger was consummated on June 17, 1997.

         For additional information with respect to the Registrant's acquisition of all of the outstanding shares of AVEMCO, the Registrant hereby incorporates by reference the Registrant's Form S-4 Registration Statement No. 333-25513 and all amendments thereto filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         For financial statements, pro forma financial information and exhibits related to the transaction described in Item 2, the Registrant hereby incorporates by reference the Registrant's Form S-4 Registration Statement No. 333-25513 and all amendments thereto filed with the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   HCC INSURANCE HOLDINGS, INC.
                                                   (Registrant)


                                                   /s/ Frank J. Bramanti
                                                   ---------------------------
                                                   Frank J. Bramanti
Dated:  June 17, 1997                              President, Chief Financial
                                                   Officer and Secretary